UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2014

STATIONDIGITAL CORPORATION
(formerly known as Alarming Devices, Inc.)

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-157010	26-3062327
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

_Highland Park Two, 5700 Oakland Ave, #200, St. Louis, Missouri, 63110_
(Address of principal executive offices)

Registrant's telephone number, including area code:  (855) 782-8466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

Explanatory Note:  This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by StationDigital Corporation on November 21, 2014, in order to amend the disclosure to include information required by Item 4.02(a)(3), which is set forth below.

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 12, 2014, the Board of Directors of StationDigital Corporation (the "Company"), upon the recommendation of the Company's management, concluded that the unaudited interim financial statements contained in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, filed with the Securities and Exchange Commission on August 14, 2014 (the "Second Quarter 2014 Financial Statements"), should no longer be relied upon as a result of unrecorded liabilities during the quarter, namely the amounts and the timing of recording of certain production and advertising expenses during such quarter.  The Company discussed the matters disclosed above with De Joya Griffith, LLC, the Company's independent registered public accounting firm.

The Company has begun the process of reviewing its Second Quarter 2014 Financial Statements to determine the full extent of such errors and whether any other errors are present.  The Company intends to amend its Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 to reflect the restatement of its Second Quarter 2014 Financial Statements as soon as reasonably practicable.

Forward-Looking Statements

This Current Report on Form 8-K includes "forward-looking statements," as such term is used within the meaning of the Private Securities Litigation Reform Act of 1995. These "forward-looking statements" are not based on historical fact and involve assessments of certain risks, developments, and uncertainties in the Company's business looking to the future. Such forward-looking statements can be identified by the use of terminology such as "may," "will," "should," "expect," "anticipate," "estimate," "intend," "continue," or "believe," or the negatives or other variations of these terms or comparable terminology. Forward-looking statements may include projections, forecasts, or estimates of future performance and developments. Forward-looking statements contained in this Current Report on Form 8-K are based upon assumptions and assessments that the Company believes to be reasonable as of the date hereof. Whether those assumptions and assessments will be realized will be determined by future factors, developments, and events, which are difficult to predict and may be beyond the Company's control. Actual results, factors, developments, and events may differ materially from those the Company assumed and assessed. Risks, uncertainties, contingencies, and developments, including those discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and those identified in "Risk Factors" in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 28, 2014, could cause the Company's future operating results to differ materially from those set forth in any forward-looking statement. There can be no assurance that any such forward-looking statement, projection, forecast or estimate contained can be realized or that actual returns, results, or business prospects will not differ materially from those set forth in any forward-looking statement. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2014	STATIONDIGITAL CORPORATION

	By:	/s/ Louis Rossi
Name: Louis Rossi
Title: Chief Executive Officer